FPA CAPITAL FUND, INC.

                                                                   ANNUAL REPORT







[LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                                     MARCH 31, 2000

                             LETTER TO SHAREHOLDERS





DEAR FELLOW SHAREHOLDERS:

     This Annual Report covers the fiscal year ended March 31, 2000. Your Fund's net asset value (NAV) per share closed at $33.28. Distributions of $0.99 and $3.26 per share were paid on July 8, 1999, and December 29, 1999, to holders of record on June 30 and December 21, 1999, respectively. The July distribution was composed of a $0.16 income dividend and $0.83 capital gains distribution, $0.15 of which was long-term. The December distribution included an income dividend of $0.06 and a $3.20 capital gains distribution, $2.05 of which was long-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                              AVERAGE ANNUAL TOTAL RETURN
                              PERIODS ENDED MARCH 31, 2000
                              ----------------------------
                              1 YEAR   5 YEARS  10 YEARS
                              ------   -------  --------
FPA Capital Fund, Inc.
  (NAV).....................   25.39%*   19.99%*   19.41%*
FPA Capital Fund, Inc.
  (Net of Sales Charge).....   17.24%++  18.39%++  18.61%++
Lipper Mid-Cap Value Fund
  Average...................   21.24%    16.30%    13.90%
Russell 2000 Index..........   37.29%    17.24%    14.43%
Standard & Poor's
  500 Stock Index...........   17.94%    26.76%    18.84%

     The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 14.60%*. This compares with total returns of 17.08% for the Lipper Mid-Cap Value Fund Average, 26.83% for the Russell 2000, and 17.51% for the S&P 500. On a calendar year basis, these same comparisons are 14.24%* for FPA Capital Fund, 9.33% for the Mid-Cap Value Fund average, 21.26% for the Russell 2000, and 21.04% for the S&P 500.

COMMENTARY

     Before discussing the Fund's performance, outlook and portfolio changes, we believe that many of our shareholders may have become confused about their Fund's investment performance, especially when they compare their purchase cost to the Fund's share price in their local newspaper. We believe this since some recent shareholder correspondence indicates that these individuals are making a common mistake of not including the dividends received, when comparing the current share price to a price paid several years earlier. For example, your Fund's NAV closed on March 31, 1997, at $32.28 versus the March 31, 2000, close of $33.28. At first glance, it looks as though there has not been much in the way of share price appreciation. To get a more accurate picture, you would have to add a total of $11.06 in dividend distributions that you either reinvested into more shares or collected as cash distributions. Over longer time periods, this dividend oversight can lead to erroneous conclusions. The above performance table provides you with the actual long-term returns, which are different than if you just compared prices at two different points in time. We hope this helps clarify any misunderstandings that you might have. For a more detailed explanation, you may call us at (800) 982-4372.

     We strongly believe that the value style of investing is not dead, it appears more likely to be in a state of hibernation. Your Fund has achieved respectable absolute investment returns over one-, five-, and ten-year periods, as demonstrated by the above performance table. The last two years have been particularly difficult because of the tidal wave of money that has been directed towards the aggressive high-technology funds. Various studies recently have shown that the performance differential between value and growth stocks is the widest on record. The Frank Russell Company has tried to segment stocks into their growth and value components and then create indexes reflective of each. We believe the segmentation process has flaws, but it does give a sense of what is occurring. For example, for the year ending March 31, 2000, the Russell 2000 Value Index's total return was 13.3% versus 59.0% for the Russell 2000 Growth Index. The exaggerated performance of the growth


---------------

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 6.5% of the offering price component in the Russell 2000 Index was the primary reason that the overall index outperformed your Fund for this same time period. The Russell 2000's performance was skewed by a small number of stocks, especially in the second half of calendar 1999, when the skewing was extreme. The top 100 stocks contributed 15.1% of the index's 11% return. In other words, the approximately 1900 remaining stocks returned a negative 4.1% return. Despite these challenges, your Fund still outperformed the Lipper Mid-Cap Value Fund Average and the S&P 500 for the fiscal year.

     A recent Sanford C. Bernstein & Co., Inc. survey of investment consulting firms concerning performance by manager style shows that the last two years were the worst for value managers in twenty years. Value managers underperformed growth managers by 26 and 19 percentage points in 1999 and 1998, respectively. These performance differences between styles do even out over time. Between 1980 and 1999, growth managers, on average, outperformed value managers, with an annualized performance of 18.6% versus 16.7%. However, if you use the period 1969 to 1999, the performance differential narrows to 13.6% versus 13.4%, with value style managers slightly in the lead. Many of today's investors fail to realize how these investment style shifts do occur and, thus, they assume that today's trends will continue. Over the years, investors have to be reintroduced to this concept. For the record, this study showed that value style managers outperformed growth managers for five consecutive years ending in 1996.

     An example of style shift preference just occurred during March. The Russell 2000 Value Index was up 3.8% while the Russell 2000 Growth Index was down 10.5%. On March 9, your Fund's calendar year-to-date performance was a negative 1.2% versus a positive 20.3% for the Russell 2000, or an underperformance differential of 21.5%. It was, in a word, painful. By the end of March, this trend had changed, as your Fund's 7.3% total return was slightly above the Russell 2000's 7.1% return. This is the largest performance reversal in the shortest period of time that I have ever witnessed in my almost thirty years of being an investment professional. We hope this recent volatility will remind investors why they have different fund styles in their overall portfolio mix, and hope that the redemption of value style funds will slow. For the three months ended January 2000, growth stock funds attracted a net $88.2 billion while value-oriented funds had net redemptions of $25.9 billion. Your Fund has been experiencing a similar trend. We were never a part of the large inflow cycle from the past five years and, thus, our redemption cycle has been very manageable.

     During the past two years, various stock market measures of performance have been driven by stocks with high growth expectations. As an example, our friends at Pecaut and Company point out that money-losing companies, representing 15% of the companies in the Russell 2000, gained 52% on average in 1999, while the other 85%, representing money-making companies, fell 2% on average. The most extreme examples of this trend have been the Internet stocks. In January of this year, I attended the Donaldson, Lufkin & Jenrette (DLJ) Internet conference. Every one of the thirty-two company presentations I attended forecast that they would achieve break-even profitability, at the operating line before taxes, by 2002 or 2003. A major problem for these companies is that they are all generating large negative operating cash flows that require continued corporate access to the capital markets for funds to complete their business expansions. Should this not occur, they will be in financial trouble. Again, we believe that most of these business endeavors are nothing more than highly speculative situations that will end with many of them going out of business.

     Beyond the loss-plagued Internet stocks, valuations for anticipated high-growth situations are at unprecedented levels. Radio Corporation of America
(RCA) was among the highest P/E ratio stocks in the 1929 market at 73x. During the late 1960s and early 1970s, Polaroid was the first large capitalization stock to reach 95x earnings. None of the major Nifty-Fifty stocks of the early 1970s reached 100x earnings. In contrast, the top 100 stocks of the Nasdaq had an average P/E ratio of more than 150x earnings at quarter-end. We approached these high-valuation stocks somewhat differently. We analyzed the operating and stock market performances of Microsoft and Cisco Systems for the past ten years, and made growth assumptions for them and the U.S. economy for the next ten years. We biased down the expected growth and valuation assumptions for each of these companies. The result was that Microsoft's market valuation is estimated to increase to 36% of nominal GDP versus 6% today (a modern record). Cisco's expected market valuation rises to 48% of nominal GDP from 4%. The combination of these two estimates equals 84% of GDP in ten years. We think that the odds of this happening are not great. We believe that growth stock investors are assuming some extremely optimistic growth and profitability assumptions to justify today's share prices.

     In light of these trends, we have been reducing your Fund's exposure to technology and technology-related stocks. We have liquidated the following: AVX, Comdisco, Keithley Instruments, Komag, Lam Research, and Seagate. We have almost eliminated the Kemet position as well. Your Fund's recent large capital gains distributions reflect the profits realized from the sales of these long-term holdings. We cannot, in good conscience, continue to hold companies that have valuations far in excess of what we consider as reasonable and prudent. We are attempting to moderate the downside risk in the portfolio, should a large decline in technology stocks occur. In place of these companies, we are increasing our exposure to interest-rate sensitive stocks, as rates have increased. We have added to some of our existing holdings as well as establishing two new ones: Fleetwood Enterprises and Centex Corporation. Fleetwood is among the largest manufactured-housing and recreational-vehicle producers. We purchased it at 85% of book value, 6x earnings, with a dividend yield of almost 5%. These valuation characteristics are similar to the lows of 1990. In that year, the manufactured-housing industry was at a 26-year low in conjunction with a recession. We are not even close to those conditions today. We recently purchased Centex, the largest U.S. homebuilder, at 4.5x earnings and 78% of book value. In our opinion, its share price is essentially discounting a recession worse than 1990 but not quite as bad as that of 1981-82. This is hard to believe, given the valuations being accorded technology stocks. We have argued the point with clients that, if technology stocks are appropriately valued, this implies that U.S. and foreign economies are not likely to experience a recession in the foreseeable future. In this scenario, Centex's earnings would probably not decline and, therefore, the stock should not be at this depressed price level. If Centex is the appropriately valued security, a recession is more likely to be on the horizon. This scenario would be very negative for technology stock prices since their anticipated earnings growth rates would be too high to justify current share price levels. We do not believe that this dichotomy can be sustained for any appreciable length of time.

     Other than for technology and other types of high-expectation-growth stocks, the broader market has been in a "bear" market since February of 1998. The average stock has made little headway since then. The BANK CREDIT ANALYST publication breaks the S&P 500 into technology and non-technology indexes. The S&P 500 non-technology index is actually down from February 1998. During the past month, technology stocks in general have experienced meaningful price declines. It appears to us that these stocks were experiencing a speculative "blow-off" in early March. Contributions into equity mutual funds in general and technology funds in particular are at record levels. Despite these inflows, liquidity levels in technology funds are close to a record low. There is an increasing possibility that technology stocks may be entering their own "bear" market. If this is a correct assessment, more pain is likely to be felt in this sector, as redemptions become a growing challenge.

     After recent changes, the FPA Capital Fund portfolio continues to maintain a competitive valuation advantage over the market. At the end of March, the Fund's P/E and P/BV (Price /Book Value) ratios were 17.7x and 1.7x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 30.8x and 29.9x, while the P/BV ratios were 2.8x and 5.7x, respectively. Our companies are financially strong, with a 28.4% average Total-Debt/Total-Capitalization ratio, which compares favorably to the 33.7% and 39.5% for the Russell 2000 and the S&P 500. The portfolio's median market capitalization was $404 million, while its weighted average market capitalization was $1.7 billion. The Russell 2000's median and average market capitalizations were $450 million and $1.6 billion, while those of the S&P 500 were $7.7 billion and $156.3 billion, respectively.

     We thank you for your continued investment and support during these challenging times for value managers.

Respectfully submitted,

/s/ Robert L. Rodriguez


Robert L. Rodriguez, CFA
President and Chief Investment Officer

April 9, 2000

[GRAPH]
                            HISTORICAL PERFORMANCE

            CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS. RUSSELL 2000, S&P
            500 AND LIPPER MID-CAP VALUE FUND AVERAGE FROM APRIL 1, 1990 TO MARCH 31, 2000

                                   3/31/90  3/31/91 3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00
FPA Capital Fund, Inc. (NAV)       10,000   11,441  15,310   17,489   19,785   23,697  32,427   41,279   53,704   47,018  58,947
S&P 500                            10,000   11,440  12,705   14,640   14,853   17,165  22,679   27,176   40,217   47,637  56,186
FPA Capital Fund, Inc.              9,350   10,697  14,315   16,352   18,499   22,157  30,319   38,596   50,214   43,962  55,115
Lipper Mid-Cap Value Fund Average  10,000   10,677  12,926   14,849   16,479   17,384  22,436   23,582   33,489   28,044  38,495
Russell 2000                       10,000   10,670  12,911   14,783   16,394   17,279  22,577   23,819   34,526   30,324  36,761


Past performance is not indicative of future performance. The Russell 2000 Index consists of the smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $55,115 reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $58,947. The performance of the Fund and of the Averages is computed on total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2000


NET PURCHASES                                                          SHARES
COMMON STOCKS                                                          -------

CPI Corp.............................................................     33,100
Centex Corporation (1)...............................................    537,100
Champion Enterprises, Inc............................................    808,300
Conseco, Inc.........................................................    218,900
Consolidated Stores Corporation......................................    134,100
Countrywide Credit Industries, Inc...................................    518,200
Fleetwood Enterprises, Inc. (1)......................................    904,900
Horace Mann Educators Corporation....................................    429,100
Ross Stores, Inc.....................................................     60,500

NET SALES
COMMON STOCKS
AVX Corporation (2)..................................................    625,000
Comdisco, Inc. (2)...................................................    866,700
ENSCO International Incorporated.....................................     63,400
Foremost Corporation of America (2)..................................    126,100
Gymboree Corporation, The............................................    350,000
Keithley Instruments, Inc. (2).......................................    168,100
KEMET Corporation....................................................  1,350,000
Reebok International Ltd.............................................    668,200
Seagate Technology, Inc. (2).........................................     75,000

















(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio


                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

COMMON STOCKS                                                 Shares            Value
----------------------------------------------            --------------   --------------
TECHNOLOGY -- 27.3%
Arrow Electronics, Inc.*................................     1,319,500     $   46,512,375
Avnet, Inc..............................................       766,935         48,316,905
Exabyte Corporation*--..................................     1,176,600          8,750,963
Hutchinson Technology Incorporated*.....................       624,300         11,003,287
KEMET Corporation*......................................        60,000          3,795,000
Storage Technology Corporation*.........................     1,445,600         23,039,250
                                                                           --------------
                                                                           $  141,417,780
                                                                           --------------


RETAILING -- 23.9%
Consolidated Stores Corporation*........................     1,609,100     $   18,303,513
Craig Corporation (Class "A")*..........................       269,000          1,193,688
Good Guys, Inc., The*...................................       441,300          1,820,362
Gymboree Corporation, The*--............................     1,078,800          4,450,050
HomeBase, Inc.*--.......................................     2,049,400          4,098,800
Michaels Stores, Inc.*..................................     1,260,700         51,373,525
Ross Stores, Inc........................................     1,760,500         42,362,031
                                                                           --------------
                                                                           $  123,601,969
                                                                           --------------


CONSUMER DURABLES -- 13.8%
Centex Corporation......................................       537,100     $   12,789,694
Champion Enterprises, Inc.*.............................     1,903,600         10,945,700
Coachmen Industries, Inc.--.............................       840,500         11,609,406
Fleetwood Enterprises, Inc..............................       904,900         13,347,275
Flexsteel Industries, Inc...............................       134,500          1,647,625
Recoton Corporation*--..................................       630,400          7,446,600
Thor Industries, Inc....................................       555,000         13,493,438
                                                                           --------------
                                                                           $   71,279,738
                                                                           --------------


FINANCIAL -- 10.0%
Conseco, Inc............................................     1,534,900     $   17,555,419
Countrywide Credit Industries, Inc......................       644,300         17,557,175
Horace Mann Educators Corporation.......................       729,100         13,442,781
Westcorp................................................       247,100          3,459,400
                                                                           --------------
                                                                           $   52,014,775
                                                                           --------------


                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000


                                                            Shares or
                                                            Principal
COMMON STOCKS-CONTINUED                                       Amount            Value
----------------------------------------------            --------------   --------------
ENERGY -- 7.0%
ENSCO International Incorporated.......................      1,000,000     $   36,125,000
                                                                           --------------

INDUSTRIAL PRODUCTS -- 2.7%
Belden Inc.                                                    504,300     $   13,868,250
                                                                           --------------

CONSUMER NON-DURABLES -- 2.5%
CPI Corp...............................................        330,000     $    7,693,125
Rawlings Sporting Goods Company, Inc.*.................        189,100            850,950
Reebok International Ltd.*.............................        508,400          4,702,700
                                                                           --------------
                                                                           $   13,246,775
                                                                           --------------

BASIC MATERIALS -- 2.2%
International Aluminum Corporation.....................        168,100     $    2,626,562
Oregon Steel Mills, Inc................................        990,100          3,836,638
Rouge Industries, Inc. (Class "A").....................        752,300          4,748,894
                                                                           --------------
                                                                           $   11,212,094
                                                                           --------------

BUSINESS SERVICES & SUPPLIES -- 2.0%
Angelica Corporation+..................................        504,300     $    5,011,481
Manpower Inc. .........................................        150,000          5,325,000
                                                                           --------------
                                                                           $   10,336,481
                                                                           --------------

DEFENSE -- 0.8%
DRS Technologies, Inc.*................................        428,700     $    4,260,206
                                                                           --------------

TOTAL COMMON STOCKS -- 92.2% (Cost $390,392,380).......                    $  477,363,068
                                                                           --------------

NON-CONVERTIBLE BONDS & DEBENTURES -- 5.5%
Federal Home Loan Mortgage Corporation (IO)
 --7% 2020.............................................   $  3,156,714     $      276,212
Trump Atlantic City Associates -- 11--% 2006...........      4,000,000          2,620,000
U.S. Treasury Inflation-Indexed Notes -- 3--% 2007.....     26,561,320         25,548,670
                                                                           --------------

TOTAL NON-CONVERTIBLE BONDS & DEBENTURES
   (Cost $29,882,705)..................................                    $   28,444,882
                                                                           --------------

TOTAL INVESTMENT SECURITIES -- 97.7%
   (Cost $420,275,085).................................                    $  505,807,950
                                                                           --------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

                                                             Principal
                                                              Amount            Value
----------------------------------------------            --------------   --------------
SHORT-TERM CORPORATE NOTES -- 2.3%
American Express Credit Corporation --6.2% 4/3/00....     $    3,949,000   $    3,947,640
Ford Motor Credit Corporation
 --6.05% 4/4/00......................................          3,956,000        3,954,006
 --6.06% 4/5/00......................................          2,371,000        2,369,403
 --6.04% 4/6/00......................................          1,878,000        1,876,424
                                                                           --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $12,147,473)                            $   12,147,473
                                                                           --------------


TOTAL INVESTMENTS -- 100.0%
   (Cost $432,422,558).................................                    $  517,955,423
Other assets and liabilities, net .....................                           (55,296)
                                                                           --------------
TOTAL NET ASSETS -- 100.0%.............................                    $  517,900,127
                                                                           --------------
                                                                           --------------


*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2000. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2000.


                                       Purchases       Sales        Realized     Dividend
                                        at Cost       at Cost      Gain (Loss)    Income
                                       --------------------------------------------------
 Angelica Corporation                     --            --            --         $484,128
 Coachmen Industries, Inc.                --            --            --          168,100
 Exabyte Corporation                      --            --            --            --
 Gymboree Corporation                     --        $5,005,090   $(3,692,634)       --
 HomeBase, Inc.                           --            --            --            --
 Marshall Industries                   $580,515      See Below        --            --
 Recoton Corporation                      --            --            --            --


 All of the common stock of Marshall Industries was converted into Avnet, Inc.
 in a non-taxable acquisition during the year ended March 31, 2000.



See notes to financial statements.



                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $420,275,085).........................    $  505,807,950
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)...........................        12,147,473     $   517,955,423
                                                                                    ---------------
  Cash.......................................................                                   259
  Receivable for:
    Dividends and accrued interest...........................    $      900,067
    Capital Stock sold.......................................            95,309
    Investment securities sold...............................            82,431           1,077,807
                                                                 --------------     ---------------
                                                                                    $   519,033,489


LIABILITIES
  Payable for:
    Capital Stock repurchased................................    $      728,086
    Advisory fees and financial services.....................           320,280
    Accrued expenses and other liabilities...................            84,996           1,133,362
                                                                 --------------     ---------------

NET ASSETS ..................................................                       $   517,900,127
                                                                                    ---------------
                                                                                    ---------------


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 15,561,521 shares........                       $       155,615
  Additional Paid-in Capital.................................                           347,703,815
  Undistributed net realized gain on investments.............                            83,912,524
  Undistributed net investment income........................                               595,308
  Unrealized appreciation of investments.....................                            85,532,865
                                                                                    ---------------
  NET ASSETS.................................................                       $   517,900,127
                                                                                    ---------------
                                                                                    ---------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)................                                $33.28
                                                                                            -------
                                                                                            -------
  Maximum offering price per share
   (100/93.5 of per share net asset value)...................                                $35.59
                                                                                            -------
                                                                                            -------
See notes to financial statements.


                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2000

INVESTMENT INCOME
    Interest......................................................                       $   2,939,100
    Dividends (including $652,228 from securities of affiliates)..                           3,592,761
                                                                                         -------------
                                                                                         $   6,531,861

EXPENSES
    Advisory fees.................................................    $   3,538,917
    Financial services............................................          536,756
    Transfer agent fees and expenses..............................          281,941
    Custodian fees and expenses...................................           48,690
    Reports to shareholders.......................................           39,594
    Directors' fees and expenses..................................           33,913
    Postage.......................................................           32,899
    Audit fees....................................................           29,150
    Insurance.....................................................           28,567
    Registration fees.............................................           26,775
    Legal fees....................................................           26,255
    Other expenses................................................            5,854          4,629,311
                                                                      -------------      -------------
            Net investment income.................................                       $   1,902,550
                                                                                         -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)..    $ 218,049,704
    Cost of investment securities sold............................       83,060,579
                                                                      -------------
        Net realized gain on investments..........................                       $ 134,989,125

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year..................    $ 104,375,959
    Unrealized appreciation at end of year........................       85,532,865
                                                                      -------------
        Decrease in unrealized appreciation of investments........                         (18,843,094)
                                                                                         --------------


            Net realized and unrealized gain on investments.......                       $ 116,146,031
                                                                                         -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.................................................                       $ 118,048,581
                                                                                         -------------
                                                                                         -------------






See notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    FOR THE YEAR ENDED MARCH 31,
                                                  --------------------------------------------------------------
                                                                2000                            1999
                                                  ----------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:

  Net investment income........................   $   1,902,550                   $    8,040,517
  Net realized gain on investments.............     134,989,125                       22,184,394
  Decrease in unrealized
    appreciation of investments................     (18,843,094)                    (178,504,438)
  Net unrealized appreciation reclassified
    on investments redeemed in-kind............          --                           50,764,552
                                                  -------------                   --------------
Increase (decrease) in net assets
  resulting from operations....................                  $ 118,048,581                     $ (97,514,975)

Distributions to shareholders from:
  Net investment income........................   $  (3,566,650)                 $   (8,475,386)
  Net realized capital gains...................     (64,562,292)   (68,128,942)     (67,364,919)     (75,840,305)
                                                  -------------                  --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold.............   $  41,936,498                  $  112,648,442
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.............      59,105,054                      67,687,754
  Cost of Capital Stock repurchased............    (146,955,403)   (45,913,851)    (282,522,710)    (102,186,514)
                                                  -------------  -------------   --------------    -------------
Total increase (decrease) in net assets........                  $   4,005,788                     $(275,541,794)
NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,259,408 and $2,694,277.................                    513,894,339                       789,436,133
                                                                 -------------                     -------------
End of year, including undistributed
  net investment income
  of $595,308 and $2,259,408...................                  $ 517,900,127                     $ 513,894,339
                                                                 -------------                     -------------
                                                                 -------------                     -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                  1,301,816                         3,365,864
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions....................................                  1,945,279                         1,948,828
Shares of Capital Stock repurchased................                 (4,622,194)                       (8,989,993)
                                                                 -------------                     -------------
Decrease in Capital
 Stock outstanding                                                  (1,375,099)                       (3,675,301)
                                                                 -------------                     -------------
                                                                 -------------                     -------------


See notes to financial statements.


                                              FINANCIAL HIGHLIGHTS

                 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                           Year Ended March 31,
                                                        --------------------------------------------------------
                                                          2000        1999        1998        1997        1996
                                                        --------    --------    --------    --------    --------
Per share operating performance:
Net asset value at beginning of year..................   $  30.34   $  38.30    $  32.28    $  27.55   $  22.40
                                                         --------   --------    --------    --------   --------
Income from investment operations:
  Net investment income...............................   $   0.12   $   0.40    $   0.49    $   0.38   $   0.33
  Net realized and unrealized gain (loss)
    on investment securities..........................       7.07      (4.76)       8.74        6.98       7.63
                                                         --------   --------    --------    --------   --------
Total from investment operations......................   $   7.19   $  (4.36)   $   9.23    $   7.36   $   7.96
                                                         --------   --------    --------    --------   --------
Less distributions:
  Dividends from net investment income................   $  (0.22)  $  (0.40)   $  (0.47)   $  (0.37)  $  (0.26)
  Distributions from net realized capital gains.......      (4.03)     (3.20)      (2.74)      (2.26)     (2.55)
                                                         --------   --------    --------    --------   ---------
  Total distributions.................................   $  (4.25)  $  (3.60)   $  (3.21)   $  (2.63)  $  (2.81)
                                                         --------   --------    --------    --------   --------
Net asset value at end of year........................   $  33.28   $  30.34    $  38.30    $  32.28   $  27.55
                                                         --------   --------    --------    --------   --------
                                                         --------   --------    --------    --------   --------

Total investment return*..............................      25.39%    (12.45)%     30.10%      27.30%     36.84%

Ratios/supplemental data:
Net assets at end of year (in thousands)..............   $517,900   $513,894    $789,436    $597,184   $399,282
Ratio of expenses to average net assets...............       0.86%      0.86%       0.83%       0.84%      0.87%
Ratio of net investment income to
  average net assets..................................       0.35%      1.20%       1.38%       1.27%      1.28%
Portfolio turnover rate...............................         18%        19%         24%         21%         21%








* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                                March 31, 2000


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $96,339,393 for the year ended March 31, 2000. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2000 for federal income tax purposes was $179,257,353 and $93,724,488, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2000, the Fund paid aggregate fees of $33,280 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $9,764 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.


-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 2000 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Los Angeles, California
April 24, 2000

                             OFFICERS AND DIRECTORS


DIRECTORS

Willard H. Altman
DeWayne W. Moore
Alfred E. Osborne, Jr.
Lawrence J. Sheehan

OFFICERS

Robert L. Rodriguez, PRESIDENT AND
   CHIEF INVESTMENT OFFICER
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

-------------------------------------------------------------------------------

IMPORTANT -- CHANGES THAT MAY AFFECT YOUR ACCOUNT

In response to your suggestions and feedback, we have made changes to the Fund's telephone redemption procedures. The telephone redemption privileges have been expanded to allow redemption checks to be mailed directly to their address of record for shareholders who have already authorized this option. The ability to have redemptions sent directly to your bank is also still available. If you do not wish to participate in this new option, please write to us and we will remove the authorization. Please note that we will not mail any telephone redemption checks to your address of record if it was changed within the prior 30 days. We hope that these changes will simplify your experience with us.

-------------------------------------------------------------------------------

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.